Supplement to Resource B Prospectus
                   Supplement dated May 1, 2007
          to Prospectus dated May 1, 2002 as supplemented

The disclosure set forth below replaces the information found under the headings
        "Portfolio Fee Waivers and Expense Reimbursements" and
       "Portfolio Expenses" found  on pages 3 of the prospectus.

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                ANNUAL PORTFOLIO OPERATING EXPENSES
                  (as a percentage of net assets)
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PORTFOLIO FEE WAIVERS AND EXPENSE REIMBURSEMENTS
The Portfolio Operating Expenses Table shows the annual operating expenses separately for each portfolio (also referred to as the fund) for the fiscal year ended December 31, 2006. The table below shows the Total Annual Portfolio Operating Expenses and for those portfolios where a contractual agreement to waive or reimburse all or a portion of the portfolio expenses exists, the Net Total Annual Portfolio Operating Expenses are shown as well. Please see the individual portfolio prospectuses for more detailed information about portfolio expenses.

We have agreements with each of the fund managers that describe the administrative practices and responsibilities of the parties. To the extent it performs services for the fund, Symetra Life may receive an asset based administrative fee from the fund's advisor or distributor. These fees may be up to 0.30% per year and may depend on the amount we have invested in the portfolios. In addition, the funds may make payments to Symetra Life or its affiliates pursuant to a distribution and/or servicing plan adopted by the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Such distribution or "12b-1" fees are disclosed in the table below.

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								 Other 				        Net Total
								 Expenses				Annual
								 including    Total       Contractual   Portfolio
							         Acquired     Annual      Expense	Operating
PORTFOLIO  			   Management  Distribution      Fund         Portfolio   Waiver or	Expenses (After
(as a percentage of		      Fees     Service (12b-1)   Expenses     Operating   Reimburse-    any acquired
average net assets)			       Fees	                      Expenses 	  ment		fund fees or
													reimbursement
													and waiver
	    	    	        									agreements)
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Pioneer Bond VCT Portfolio -
Class I Shares 			     0.50%	None		  0.30%	 	0.80%	  -0.18%(1)	0.62
Pioneer Fund VCT Portfolio -
Class I Shares 			     0.65%	None		  0.05%		0.70%		--	0.70%
Pioneer Growth Opportunities
VCT Portfolio  -- Class I Shares     0.74%	None		  0.07% (2)	0.81%		--	0.81%(3)
Pioneer Mid Cap Value  VCT
Portfolio - Class I Shares 	     0.65%	None		  0.06%		0.71%		--	0.71%(4)
Pioneer Money Market VCT
Portfolio - Class I Shares 	     0.40%	None		  0.21%		0.61%		--	0.61%

DWS Balanced VIP - Class
A Shares (5) 			     0.46%	None		  0.09%		0.55%	  -0.04%(5)	0.51%
DWS International VIP -
Class A Shares (6) (7) (8)	     0.84%	None		  0.12%		0.96%		--	0.96%



The above portfolio expenses were provided by the Funds.  We have not independently verified the accuracy of the information.
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(1)   The expenses in the table above reflect the contractual expense limitation in effect through
May 1, 2008 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce
Class I expenses to 0.62% of the average daily net assets attributable to Class I shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2008. See the statement of additional information for this Portfolio for details regarding the expense limitation agreement.

(2)   This includes an estimated ration of underlying expenses of  0.02%.

(3)   The expenses in the table above reflect the contractual expense limitation in effect through
May 1, 2008 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class
I expenses to 0.85% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that
Pioneer will extend the expense limitation beyond May 1, 2008.  See the statement of additional information for this Portfolio for details regarding the expense limitation agreement.
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(4)   The expenses in the table above reflect the contractual expense limitation in effect through
May 1, 2008 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class
I expenses to 0.88% of the average daily net assets attributable to Class I shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2008. See the statement of additional information for this Portfolio for details regarding the expense limitation agreement.

(5)   Pursuant to their respective agreements with DWS Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of DWS Balanced
VIP - Class A to 0.51%.

(6)  Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006.  Includes
0.10% administration fee.

(7)   Restated on an annualized basis to reflect acquisition of Templeton Foreign Value VIP on
December 11, 2006.

(8)   Pursuant to their respective agreements with DWS Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of DWS
International VIP - Class A to 0.96%.



Explanation of Fee Table
1.	The purpose of the Fee Table is to show the various expenses you will incur directly and
	indirectly by investing in the certificate.  The Fee Table reflects expenses of the Separate
	Account as well as the portfolios.  Changes to the portfolio expenses affect the results of
	the expense Examples in your prospectus.  Although we have chosen not to update the Examples
	here, they still generally show how expenses and charges affect your certificate value.

2.	There are situations where all or some of the participant transaction expenses do not apply.
	See Section 5 - Expenses for a complete discussion.

You may request free copies of the Symetra Life Insurance Company financial statements by calling us at 1-800-796-3872 or by visiting our website at www.symetra.com.
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